GREAT-WEST FUNDS, INC.

Great-West International Value Fund

Class L Ticker: MXMIX

Great-West S&P 500® Index Fund

Class L Ticker: MXVJX

Great-West T. Rowe Price Mid Cap Growth Fund

Class L Ticker: MXTMX

(the “Fund(s)”)

Supplement dated December 17, 2021, to the Prospectuses and Summary Prospectuses

for the Funds, each dated April 30, 2021, as supplemented.

Upon the recommendation of the Funds’ investment adviser, Great-West Capital Management, LLC (the “Adviser”), the Board of Directors of Great-West Funds, Inc., on behalf of the Funds, has authorized the redesignation of the Class L shares of the Funds into Investor Class shares of the Funds effective on or about April 22, 2022 (the “Redesignation Date”). Accordingly, on the Redesignation Date all of the issued and outstanding Class L shares of each Fund shall automatically be changed and redesignated into that number of full and fractional Investor Class shares of such same Fund having an aggregate net asset value equal to the aggregate value of the net assets of such Fund that are allocable to the Class L shares of the Fund. The costs of the redesignation, including the mailing of notification to shareholders, will be borne by the Adviser.

The Class L shares of the Funds include a 0.25% distribution and service fee whereas the Investor Class shares of the Funds do not include a distribution and service fee.

Shareholders may exchange their shares of the Funds for shares of other available investment options or redeem their shares prior to the Redesignation Date. Shareholders who elect to exchange their shares will do so at net asset value, and shareholders who elect to redeem their shares will receive the net asset value per share for all shares redeemed on such redemption date.

This Supplement must be accompanied by or read in conjunction with the current Prospectuses and Summary Prospectuses for the Funds, each dated April 30, 2021, as supplemented.

Please keep this Supplement for future reference.